POWER OF ATTORNEY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

           SIGNATURE                                   TITLE                                      DATE

      /S/ JAN R. CARENDI                        Director and Chairman of the Board                02/13/2006
      ----------------------------------                                                          ----------
      Jan R. Carendi

      /S/ MARK A. ZESBAUGH                      Director, Chief Executive Officer
      ----------------------------------
      Mark A. Zesbaugh                          and President                                     02/07/2006
                                                                                                  ----------
      /S/ GABBY MATZDORFF                       Senior Vice President and                         02/08/2006
      ----------------------------------                                                          ----------
      Gabby Matzdorff                           Chief Financial Officer

      /S/ ROBERT W. MACDONALD                   Director                                          02/11/2006
      ----------------------------------                                                          ----------
      Robert W. MacDonald

      /S/ MICHAEL P. SULLIVAN                   Director                                          02/08/2006
      ----------------------------------                                                          ----------
      Michael P. Sullivan

      /S/ REV. DENNIS J. DEASE                  Director                                          02/08/2006
      ----------------------------------                                                          ----------
      Rev. Dennis J. Dease

      /S/ JAMES R. CAMPBELL                     Director                                          02/07/2006
      ----------------------------------                                                          ----------
      James R. Campbell

      /S/ PETER HUEHNE                          Director                                          02/14/2006
      ----------------------------------                                                          ----------
      Peter Huehne

      /S/ RALPH STRANGIS                        Director                                          02/07/2006
      ----------------------------------                                                          ----------
      Ralph Strangis

      /S/ DR. HELMUT PERLET                     Director                                          02/14/2006
      ----------------------------------                                                          ----------
      Dr. Helmut Perlet

      /S/ CHARLES KAVITSKY                      Director                                          02/14/2006
      ----------------------------------                                                          ----------
      Charles Kavitsky

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                  REGISTERED VARIABLE LIFE AND ANNUITY PRODUCTS


            ALLIANZ LIFE VARIABLE ACCOUNT A                  33 ACT NO.
            ValueLife                                          33-11158
            Valuemark Life                                     33-15464
            Life Fund VUL                                     333-60206

            ALLIANZ LIFE VARIABLE ACCOUNT B                  33 ACT NO.
            Valuemark II                                       33-23035
            Valuemark III                                      33-72046
            VIP                                                33-76190
            Valuemark IV                                      333-06709
            Charter                                           333-63719
            Alterity                                          333-82329
            Rewards                                           333-95729
            Dimensions                                        333-47886
            High Five                                         333-90260
            Charter II                                       333-101812
            High Five Bonus                                  333-111049
            High Five L                                      333-120181
            Custom Income Variable Annuity                   333-126217


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